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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 24, 1997
                                 DATE OF REPORT
                        (Date of earliest event reported)



                         COMMISSION FILE NUMBER 0-23930

                          TARGETED GENETICS CORPORATION
             (Exact name of Registrant as specified in its charter)


       WASHINGTON                                    91-1549568
(State of Incorporation)             (I.R.S. Employer Identification Number)


                            1100 OLIVE WAY, SUITE 100
                            SEATTLE, WASHINGTON 98101
                              (206) 623-7612
   (Address and telephone number of Registrant's principal executive offices)


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ITEM 5.  OTHER EVENTS

      Targeted Genetics Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the extension of the expiration date of certain warrants expiring on July 31, 1997 (the "Warrants") issued pursuant to a Warrant Agreement dated as of July 7, 1995 (the "Warrant Agreement") in connection with the Company's unit offering registered on a Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 24, 1995, as amended (File No. 33-91500). The First Amendment to the Warrant Agreement provides that the Warrants expire on January 31, 1998.

ITEM 7.  EXHIBITS


Exhibit No.  Description
-----------  -----------
1.1          Warrant Agreement between the Registrant and First          *
             Interstate Bank of Washington, N.A., as Warrant Agent
             (Exhibit 4.4)

1.2          Specimen warrant certificate (Exhibit 4.5)                  *

1.3          First Amendment to the Warrant Agreement (Exhibit 3.1)     **

* Incorporated by reference to the designated exhibit included with the Registrant's Form S-1 Registration Statement (Registration No. 33-91500) filed on April 24, 1995, as amended.
** Incorporated by reference to the designated exhibit included with the Registrant's Amendment No. 2 to Registration Statement on Form 8-A/A dated July 29, 1997.

The registrant agrees to furnish supplementally any omitted exhibits or schedules to the Commission upon request.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                TARGETED GENETICS CORPORATION
                               (Registrant)

                                By: /s/ James A. Johnson
                                   -----------------------------------
                                    James A. Johnson
                                    Chief Financial Officer
                                    (Authorized officer and Principal
                                    Financial Officer)

Dated:  July 29, 1997



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